SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the  Registrant |X|
Filed by a Party other than the Registrant |_|
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|_|  Preliminary  Proxy  Statement                |_|  Confidential,  For Use of
                                                       the Commission
|_| Definitive Proxy Statement                         Only (as  permitted  by
                                                       Rule  14a-6(e)(2))
|X| Definitive  Additional Materials

|_| Soliciting  Material  Pursuant to Rule  14a-11(c)  or Rule 14a-12

                              Boston Edison Company
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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             and 0-11.

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pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee
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fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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